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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) FEBRUARY 15, 2007

                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-9930                                     25-0716800
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    (Commission File Number)                (IRS Employer Identification No.)

           1200 STATE FAIR BOULEVARD
              SYRACUSE, NEW YORK                          13221-4737
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

              On February 13, 2007, The Penn Traffic Company announced that it would host a conference call for investors on Thursday afternoon, February 15, 2007, at 1:00 p.m. Eastern Time. A copy of the presentation slides used in connection with the conference call is included as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (d)    Exhibits

              The following are attached as exhibits to this Current Report on Form 8-K.

              EXHIBIT        DESCRIPTION
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                99.1         Presentation

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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                             THE PENN TRAFFIC COMPANY



                                             By: /s/ Robert Panasuk
                                                 ------------------------------
                                                 Name:   Robert Panasuk
                                                 Title:  Chief Executive Officer

Dated:  February 15, 2007

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                                 EXHIBIT INDEX



   EXHIBIT        DESCRIPTION
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     99.1         Presentation